Capital Management	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Capital Management
37.	CAPITAL MANAGEMENT
The Group’s primary objectives when managing capital are to safeguard the Group’s ability to continue as a going concern, so that it can continue to provide investment returns for shareholders and benefits for other stakeholders, by pricing products and services commensurately with the level of risk and by securing access to finance at a reasonable cost.
Management regularly reviews and manages its capital structure to maintain a balance between the higher shareholder returns that might be possible with higher levels of borrowings and the advantages and security afforded by a sound capital position, and makes adjustments to the capital structure in light of changes in economic conditions.
Management monitors its capital structure on the basis of total debt-to-total
assets ratio. For this purpose the Group defines total debt as the sum of short-term debt and long-term debt. Total debts do not include balance of deposits received by Finance Company from China Telecom Group amounting to RMB9,826 and lease liabilities amounting to RMB40,647 as of December 31, 2020 (December 31, 2019: RMB4,098 and RMB42,146). As of December 31, 2019 and 2020, the Group’s total debt-to-total
assets ratio was 11.2% and 7.5% respectively, which is within the range of management’s expectation.
Except Finance Company is subject to certain capital requirements imposed by China Banking and Insurance Regulatory Commission, neither the Company nor any of its subsidiaries are subject to externally imposed capital requirements.